Exhibit 10.gg

SCIN, INC.

PREFERRED STOCK PURCHASE AGREEMENT

October 12, 2006

SCIN, INC.

PREFERRED STOCK PURCHASE AGREEMENT

This Preferred Stock Purchase Agreement (this “Agreement”) is made as of October 12, 2006, by and among SCIN, Inc., a Washington corporation (the “Company”), LoJack Corporation, a Massachusetts corporation (“LoJack”) and those debt holders of the Company named on Exhibit A (the “Schedule of Investors”) to this Agreement (each a “Debt Holder” and collectively, the “Debt Holders” and together with LoJack the “Series A Investors”).

In consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Authorization and Sale of Series A Preferred Stock and Series A-1 Preferred Stock.

1.1 Authorization of Series A Preferred Stock and Series A-1 Preferred Stock. Prior to the Closing (as defined in Section 2.1), the Company shall have (a) filed with the Secretary of State of the State of Washington the Certificate re Amendment and Restatement of the Company’s Articles of Incorporation (the “Restated Articles”), substantially in the form attached hereto as Exhibit B, designating 8,237,070 shares of the Company’s preferred stock as Series A Preferred Stock, par value $.001 per share, (the “Series A Preferred”) and 4,545,455 shares of the Company’s preferred stock as Series A-1 Preferred Stock, par value $.001 per share (“the “Series A-1 Preferred”), and establishing the rights, privileges and preferences of the Series A Preferred Stock and Series A-1 Preferred Stock which are set forth therein, and (b) adopted resolutions authorizing the issuance of up to 8,237,070 shares of Series A Preferred and 4,545,455 shares of Series A-1 Preferred. The shares of Series A Preferred and Series A-1 Preferred are collectively referred to herein as the “Shares.”

1.2 Sale and Issuance of Series A Preferred and Series A-1 Preferred. Subject to the terms and conditions hereof, the Company is offering (the “Offering”) up to a maximum of 7,327,979 shares of Series A Preferred and 4,545,455 shares of Series A-1 Preferred to the Series A Investors as follows:

1.2.1 The Company will issue and sell to each Debt Holder, and each Debt Holder, severally and not jointly, will buy from the Company the number of shares of Series A Preferred specified opposite the name of such Debt Holder in the column designated “Number of Shares of Series A Preferred Stock Purchased” on the attached Exhibit A at a per share purchase price of $0.66, the aggregate purchase price (the “Debt Holders Purchase Price”) of which is set forth opposite the name of such Debt Holder.

1.2.2 The Company will issue and sell to LoJack, and LoJack will buy from the Company, 4,545,455 shares of Series A Preferred and 4,545,455 shares of Series A-1 Preferred for an aggregate purchase price to be paid by LoJack consisting of (i) $3,000,000 in cash (the “LoJack Cash Purchase Price”); (ii) a license to use the LoJack trademark pursuant to a license agreement substantially in the form attached hereto as Exhibit C (the “License

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Agreement”) and in kind support in joint marketing and sales efforts valued at $2,500,000, which joint marketing and sales efforts are set forth on Exhibit D attached hereto (the “Marketing Efforts”); and (iii) funding of $500,000 for product development initiatives, which product development initiatives are set forth on Exhibit E attached hereto (the “Product Initiatives”) ((ii) and (iii) collectively, the “LoJack License Purchase Price” and together with the Debt Holders Purchase Price, the “Aggregate Purchase Price”).

1.3 Issuance of Common Warrants. As additional consideration for LoJack’s Marketing Efforts, the Company shall issue to LoJack at Closing (as defined herein) three (3) warrants each to purchase 1,200,000 shares of Class A Common Stock (as defined herein), substantially in the form attached hereto as Exhibit F (the “Common Warrants”). Each Common Warrant shall have a term of eight (8) years and an exercise price of $1.00 per share, $1.32 per share, and $1.92 per share, respectively.

2. Closing; Delivery.

2.1 Closing Date. It is intended that the sale and issuance of the Shares and the Common Warrants, and the closing of the transactions contemplated by this Agreement shall take place at the offices of Cairncross & Hempelmann, P.S., 524 Second Avenue, Suite 500, Seattle, Washington, via facsimile concurrently with the execution of this Agreement or at such other date, time and place upon which the Company and the Series A Investors shall mutually agree (the “Closing”). The Closing is expected to occur on or about August 31, 2006 (the “Closing Date”).

2.2 Delivery and Payment.

2.2.1 At the Closing, the Company shall (i) deliver to each Debt Holder a certificate or certificates representing the aggregate number of shares of Series A Preferred being purchased by such Debt Holder, against payment of the Debt Holder Purchase Price by such Debt Holder by delivery and cancellation of certain Convertible Promissory Notes (the “Convertible Notes”) in the aggregate principal amount of $1,725,600 issued by the Company to the Debt Holders in connection with the Company’s two previous bridge loan financings (the “Bridge Loan Financing”), together with accrued interest thereon through June 11, 2006. By entering into this Agreement, effective upon the Closing, each Series A Investor whose consideration is, in whole or in part, paid through the cancellation of existing Convertible Notes hereby agrees that any indebtedness noted on Exhibit A under the heading “Consideration,” is automatically satisfied and deemed paid in full and the Convertible Note evidencing such indebtedness shall be deemed cancelled.

2.2.2 At the Closing, the Company shall deliver to LoJack a certificate representing 4,545,455 shares of Series A Preferred, a certificate representing 4,545,455 shares of Series A-1 Preferred and the Common Warrants, each of which is being purchased by LoJack, against (i) payment by LoJack of the LoJack Cash Purchase Price by cashier’s check, or wire transfer of immediately available funds to the Company’s designated account, and (ii) payment by LoJack of the LoJack License Purchase Price by delivery of a fully executed License Agreement and the Marketing Efforts and Product Initiatives exhibits.

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2.3 Series A Warrants. In connection with the Bridge Loan Financing, the Debt Holders received warrants (the “Series A Warrants”) to purchase shares of Series A Preferred. The number of and exercise price for the Series A Warrants were to be determined at the time of closing of a qualified financing. This Offering constitutes a qualified financing as defined in the Convertible Notes. By the terms of the Series A Warrants, the Series A Warrants are exercisable for up to 909,091 shares of Series A Preferred at an exercise price of $0.66 per share. At the Closing, the Series A Warrants held by Debt Holders will automatically be exercisable for the number of shares of Series A Preferred set forth opposite each such Debt Holder’s name on Exhibit A under the heading “Warrants.” The Company will, upon request from a Debt Holder and delivery of such Debt Holder’s existing Series A Warrant to the Company, issue a new warrant to such Debt Holder specifying the number of shares of Series A Preferred and the exercise price. By executing this Agreement, the undersigned Debt Holder hereby acknowledges and confirms that (i) such Debt Holder’s Series A Warrant is exercisable for the number of shares of Series A Preferred set forth opposite such Debt Holder’s name on Exhibit A, and (ii) the per share exercise price for the Series A Warrant is $0.66.

3. Representations and Warranties of the Company. Except as set forth in Exhibit G attached hereto (which schedule is referred to from time to time hereinafter as the “Schedule of Exceptions”), the Company represents and warrants to the Series A Investors that, as of the date of the Closing:

3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Washington. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as currently conducted and as currently proposed to be conducted. The Company is not qualified to do business as a foreign corporation in any jurisdiction, and except as set forth on Schedule 3.1 to the Schedule of Exceptions, such qualification is not currently required in any jurisdiction in which the nature of the business transacted by the Company or the character of the properties owned or leases by it requires such qualification.

3.2 Corporate Power. The Company has all requisite legal and corporate power (i) to execute and deliver this Agreement, the License Agreement, that certain Amended and Restated Investors’ Rights Agreement, dated as of the date hereof, by and among the Company and the Series A Investors, substantially in the form attached hereto as Exhibit H (the “Investors’ Rights Agreement”), that certain Amended and Restated Right of First Refusal Agreement, dated as of the date hereof, by and among the Company and the Series A Investors, substantially in the form attached hereto as Exhibit I (the “Right of First Refusal Agreement”), and that certain Second Amended and Restated Voting Agreement, dated as of the date hereof, by and among the Company, the Series A Investors and certain founders of the Company, substantially in the form attached hereto as Exhibit J (the “Voting Agreement”) (the Agreement, Investors’ Rights Agreement, Right of First Refusal Agreement and Voting Agreement are collectively referred to herein as the (“Transaction Documents”); (ii) to sell and issue the Shares; (iii) to issue the Class A Common Stock of the Company (“Class A Common Stock”) issuable upon conversion of the Shares and the Common Warrants; and (iv) to sell and issue the Series A Preferred issuable upon exercise of the Series A Warrants. The shares of Class A Common Stock issuable upon conversion of the Shares and the Common Warrants are referred to herein as the “Conversion Stock” and the shares of Series A Preferred issuable upon conversion of the Series A Warrants are referred to herein as the “Warrant Stock”.

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3.3 Subsidiaries. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

3.4 Capitalization. The authorized capital stock of the Company will, upon the filing of the Restated Articles, consist of (a) 100,000,000 shares of voting Class A Common Stock, $0.001 par value per share, (b) 50,000,000 of nonvoting Class B Common Stock, $0.001 par value per share (the “Class B Common Stock”), and (c) 25,000,000 shares of Preferred Stock, $0.001 par value per share, of which (i) 2,759,000 shares are designated Founding Preferred Stock; and (ii) 8,237,069 shares are designated Series A Preferred and (iii) 4,545,455 shares are designated Series A-1 Preferred.

(a) As of the date hereof, (i) the total number of outstanding shares of Class A Common Stock is 5,190,000; (ii) the total number of outstanding shares of Class B Common Stock is 456,875; and (iii) the total number of outstanding shares of Founding Preferred Stock is 2,759,000. All such shares of Class A Common Stock, Class B Common Stock and Founding Preferred Stock have been dully authorized and validly issued and are fully paid and nonassessable with no personal liability attaching to the ownership thereof and there are no shares of Series A Preferred or Series A-1 Preferred outstanding. The Series A Preferred, Series A-1 Preferred, Founding Preferred Stock, the Class A Common Stock, and the Class B Common Stock shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles. Exhibit K-1 attached hereto contains a fully diluted table of the capital stock, including granted options and options reserved for issuance, warrants and convertible securities of the Company immediately prior to the filing of the Second Amended and Restated Articles. Exhibit K-2 attached hereto contains a fully diluted table of the capital stock, including granted options and options reserved for issuance, warrants and convertible securities of the Company immediately after the Closing. The Company has reserved 16,382,525 shares of Class A Common Stock for issuance upon conversion of the Shares and upon exercise of the Common Warrants. The Company has reserved 909,091 shares of Series A Preferred for issuance upon exercise of the Series A Warrants.

(b) As of the date hereof, 2,402,000 shares of Class B Common Stock of the Company have been reserved for issuance under the Company’s stock option plan (the “Plan”). Options to purchase 1,347,000 shares of Class B Common Stock are currently outstanding and 21,875 have been exercised. The Company has provided a copy of the Plan to LoJack.

(c) Other than as provided in the Transaction Documents, the Restated Articles, Series A Warrants and the Common Warrants and except as set forth in Schedule 3.4(c) to the Schedule of Exceptions, there are no options, warrants or other rights (including conversion or preemptive rights) to purchase or acquire any of the Company’s capital stock. Other than as provided in the Transaction Documents and the Restated Articles, the Company is not a party or subject to any agreement or understanding, and to the Company’s knowledge,

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there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company, and the Company has no obligation to purchase, redeem or otherwise acquire any of its equity securities or pay any dividend. All outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

3.5 Authorization. All corporate action on the part of the Company, its officers, its directors and its shareholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Series A Preferred, the Series A-1 Preferred, the Conversion Stock, the Series A Warrants, the Common Warrants and the Warrant Stock, and the performance by the Company of its obligations under each of the Transaction Documents has been taken or will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Company, shall constitute the legal and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and other laws of general application affecting the enforcement of creditors’ rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies and limitations of public policy; provided, however, that the Company makes no representation as to the enforceability of the indemnification provisions contained in the Transaction Documents, the enforceability of which may be limited by applicable federal or state securities laws. The Transaction Documents, when executed, will not violate, or result in a breach of, any provision of law, any order of any court or other agency or government, the Restated Articles, By-laws or any indenture, agreement or instrument to which the Company or any of its properties or assets are bound or result in the creation of a lien, charge, claim or encumbrance upon any property or asset of the Company. The Shares, the Conversion Stock, the Common Warrants, and the Warrant Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will have the rights, preferences, privileges and restrictions described in the Restated Articles. The Conversion Stock and the Warrant Stock have been duly and validly reserved and, when issued in compliance with the provisions of the Restated Articles, will be validly issued, fully paid and nonassessable. The Shares, the Conversion Stock, the Common Warrants, and the Warrant Stock, when issued in the foregoing manner, will be free of any liens or encumbrances; provided, however, that the Shares, the Conversion Stock, the Common Warrants, the Series A Warrants and the Warrant Stock may be subject to restrictions on transfer under state or federal securities laws and as set forth in the Transaction Documents.

3.6 Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

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3.7 Patents and Trademarks.

(a) The Company owns or possesses good title to or legally enforceable contract rights to all trademarks, service marks, tradenames, copyrights, trade secrets, licenses, inventions, franchises, information and proprietary rights and processes (the “Intellectual Property”) necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of, the rights of others. Schedule 3.7 to the Schedule of Exceptions sets forth a complete list of all of the Company’s Intellectual Property (other than generally available software such as Microsoft Word and other off-the-shelf software). There are no third-party ownership claims or liens against the Company’s Intellectual Property. Except as set forth on Schedule 3.7 to the Schedule of Exceptions, the Company is not obligated to pay any royalties or license fees, nor is the Company bound by or a party to any options, licenses, or agreements involving payments by the Company, in an amount greater than $5,000 annually, to any third party on Intellectual Property (including patents and patent applications) necessary for the Company’s business as now conducted and as proposed to be conducted. To the best of the Company’s knowledge, no third party has violated or is violating any of the Company’s Intellectual Property. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. Neither the United States, any of its agencies, nor any other nonprofit institution or other third party has any right or interest in any of the Company’s Intellectual Property necessary for the Company’s business as it is now being conducted or is proposed to be conducted.

(b) None of the Company’s executive officers and, to the Company’s knowledge, none of its employees or contractors (or persons it currently intends to hire or engage) is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such person’s best efforts to promote the interest of the Company or that would conflict with the Company’s business as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company’s business by the employees or contractors of the Company, nor the conduct of the Company’s business as proposed, will conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any executive officer is now obligated, or, to the best of the Company’s knowledge, under which any other employee or contractor is now obligated. It is not necessary for the Company to use any inventions of any of its executive officers made prior to their employment, except for inventions previously assigned to the Company. The Company does not believe it is or will be necessary to use any inventions of any of its employees or contractors (or persons it currently intends to hire or engage) made prior to their employment by the Company, except for inventions previously assigned to the Company.

3.8 Title to Properties and Assets; Liens, etc. The Company owns and has good and marketable title to all of its properties and assets, free and clear of all mortgages, pledges, liens, encumbrances or charges, and claims, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which, when considered individually or together, do not materially detract from the value or the Company’s use of the

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property subject thereto or materially impair the operations of the Company, and which have arisen in the ordinary course of business. None of the fixed assets and machinery and equipment is subject to contracts of sale, and none is held by the Company as lessee or as conditional sales vendee under any lease or conditional sales contract and none is subject to any title retention agreement. The fixed assets and machinery and equipment are in a state of good repair and maintenance and are in good operating condition, finished goods inventory is up to normal commercial standards and, except as set forth in Schedule 3.8 to the Schedule of Exceptions, no inventory which is obsolete or unmarketable is reflected in the most recent balance sheet referred to in Section 3.12.

3.9 Offering. Subject to the accuracy of the LoJack’s representations in Section 4 below and the Series A Investors’ representations in Section 5 below, the offer, sale and issuance of the Shares, the Conversion Stock, the Common Warrants and the Warrant Stock constitute transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and any applicable federal or state securities laws.

3.10 Tax Returns and Payments. The Company has timely filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has timely paid all taxes and other assessments due. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected there from, and has timely paid the same to the proper tax receiving officers or authorized depositories.

3.11 Material Liabilities. Except as set forth on Schedule 3.11 to the Schedule of Exceptions, the Company has no material liability or obligation, absolute or contingent (individually or in the aggregate), except (i) obligations and liabilities incurred after the date of incorporation in the ordinary course of business that are not material, individually or in the aggregate, (ii) obligations under its contracts, and (iii) obligations reflected in the Company’s Financial Statements (as defined below).

3.12 Financial Statements.

(a) The Company has made available to each Series A Investor its unaudited financial statements (balance sheet and statement of operations) as of December 31, 2005 and for the seven month period ended July 31, 2006 (the “Financial Statements”), prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements, copies of which are attached hereto as Exhibit L, fairly present the financial condition and operating results of the Company as of the dates and for the periods indicated therein. Except as set forth on Schedule 3.12(a) to the Schedule of Exceptions, the Financial Statements are complete and correct in all material respects as of their dates.

(b) Except as set forth on Schedule 3.12(b) to the Schedule of Exceptions, the books of accounts of the Company are accurate and complete in all material respects and reflect all material information relating to the business and assets of the Company required to be reflected therein on a basis consistent with the past practices of the Company.

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3.13 Agreements; Action.

(a) Except as set forth on the Schedule 3.13 to the Schedule of Exceptions, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, employees, contractors, stockholders or any affiliate thereof.

(b) Except as set forth on the Schedule 3.13 to the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts, arrangements, including, without limitation, any commitments or obligations, or proposed transactions to which the Company is a party or by which it is bound that involve obligations (contingent or otherwise) of, or payments to, the Company in excess of $10,000 individually, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company. From the date hereof until the Closing Date, the Company will not amend or terminate any such contract or arrangement and will not enter into any contract or arrangement of a nature required to be set forth on Schedule 3.13 of the Schedule of Exceptions. Each of such contracts is valid, binding, subsisting and enforceable in accordance with its terms. The Company has performed all obligations required to be performed under any such contract or arrangement and is not in breach or default or in arrears in any material respect or in any other respect which would permit the other party to cancel such contract or arrangement under the terms thereof. Each of the contracts, if any, set forth in the Schedule of Exceptions calling for the performance of services can be satisfied or performed by the Company without any loss to it.

(c) Except as set forth on Schedule 3.13 to the Schedule of Exceptions, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock or any shares of any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities in excess of $10,000 individually, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

3.14 Employee Benefit Plans. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

3.15 Labor Agreements; Employees. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any employee (current or former) or any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. Except as set forth on Schedule 3.15 to the Schedule of Exceptions, the employment of each officer and employee of the Company is terminable at the will of the Company. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment. No employee of the Company has notified the Company of his or her intention to resign or otherwise terminate his or her employment with the

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Company, or given any indication that he or she may do so. Each of the officers of the Company, employee and contractor or consultant to the Company has executed an Employee Nondisclosure and Developments Inventions and Confidentiality Agreement substantially in the form of Exhibit M (collectively, the “Employee Nondisclosure and Developments Inventions and Confidentiality Agreements”), and such agreements are in full force and effect.

3.16 Permits. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company (the “Permits”). Schedule 3.16 to the Schedule of Exceptions sets forth a list all of the Company’s Permits. The Company is not in default in any material respect under any of the Permits.

3.17 Rights of Registration and Voting Rights. Except as contemplated in the Investors’ Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. Except as contemplated in the Voting Agreement, no shareholders of the Company have entered into any agreements with respect to the voting of capital shares of the Company.

3.18 Disclosure. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, any of the Transaction Documents, nor any certificates made or delivered in connection with this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. The Company has fully provided each Series A Investor with all the information that such Series A Investor has requested for deciding whether to purchase the Series A Preferred, Series A-1 Preferred and Common Warrants, as applicable. Additionally, the Company’s management has been available to the Series A Investors to answer questions with respect to the Offering, the Company (and its financial performance) and the terms of the Series A Preferred and Series A-1 Preferred, which answers were, to the best of its knowledge, correct and complete.

3.19 Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. Except as set forth in Schedule 3.19 to the Schedule of Exceptions, the Company has in full force and effect errors and omissions insurance in amounts customary for companies similarly situated.

3.20 Minutes. The minutes of the Company provided to the Series A Investors contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

3.21 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local

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governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Restated Articles with the Secretary of State of Washington; or (ii) the filings required by applicable federal securities laws and state “blue sky” securities laws, rules and regulations or such other post-closing filings as may be required.

3.22 Compliance with Other Instruments. The Company is not in violation or default of any provision of its existing Articles of Incorporation, or upon its filing will not be in violation of the Restated Articles or Bylaws, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the Common Warrants and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

3.23 Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

3.24 Changes. Except as set forth on Schedule 3.24 of the Schedule of Exceptions, since July 31, 2006, there has not been:

(a) any change in the assets, liabilities, financial condition, prospects or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

(b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

(c) any waiver by the Company of a valuable right or of a material debt owed to it;

(d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

(e) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

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(f) any material change in any compensation arrangement or agreement with any employee;

(g) any sale, assignment or transfer of any Intellectual Property;

(h) any resignation or termination of employment of any key officer of the Company, and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

(i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

(j) any loans or guarantees made by the Company to or for the benefit of its employees, officers, or directors or shareholders, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(k) any declaration, setting aside or payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

(l) to the best of the Company’s knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted); or

(m) any agreement or commitment by the Company to do any of the things described in this Section 3.24.

3.25 Real Property. The Company does not own, directly or indirectly, any real property.

3.26 Leases. The leases listed and described in Schedule 3.26 to the Schedule of Exceptions constitute all the leases (including without limitation mineral rights leases) of real or personal property under which the Company is bound or to which the Company is a party. Each lease listed in Schedule 3.26 to the Schedule of Exceptions is valid, subsisting and enforceable in accordance with its terms, and the Company is not in default or in arrears in the performance or satisfaction of any agreement or condition on its part to be performed or satisfied thereunder, and no waiver or indulgence has been granted by any of the landlords under said leases. Except as set forth in Schedule 3.26 to the Schedule of Exceptions, no such lease will be amended or terminated by the Company.

3.27 Bank Accounts, Etc. Schedule 3.27 to the Schedule of Exceptions contains a true and correct and complete list as of the date hereof of all banks, trust companies, savings and loan associations and brokerage firms in which the Company has an account or a safe deposit box and the names of all persons authorized to draw thereon, to have access thereto, or to authorize transactions therein, the names of all persons, if any, holding powers of attorney

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from the Company and a summary statement as to the terms thereof. The Company agrees that prior to the Closing Date it will not make or permit to be made any change affecting any such bank, trust company, savings and loan association, brokerage firm or safe deposit box or in the names of the persons authorized to draw thereon, to have access thereto or to authorize transactions therein or in such powers of attorney, or open any additional accounts or boxes or grant any additional powers of attorney, without in each case informing LoJack promptly in writing thereof.

3.28 Accounts Receivable. Except as set forth in Schedule 3.28 to the Schedule of Exceptions, all customer and trade notes and accounts receivable owned by the Company on the date of the most recent balance sheet referred to in Section 3.12 are fully collectible in the aggregate, net of the booked reserved, prepared in accordance with generally accepted accounting principles consistent with those followed in the preparation of the Financial Statements referred to in Section 3.12.

3.29 Customers. Schedule 3.29 to the Schedule of Exceptions sets forth a complete and accurate list of the names of the twelve (12) largest customers of the Company as of July 31, 2006, showing the approximate total sales in dollars by the Company to each such customer during the preceding twelve month period. As of the date of the Agreement, the Company has not received notice from any of the customers listed on Schedule 3.29 indicating such customer’s intention to discontinue its business relationship with the Company nor does the Company have reason to believe that any of the customers intend to discontinue their relationship with the Company.

3.30 No Brokers or Finders. The Company has not engaged or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of any of the parties to this Agreement or any of their affiliates to pay any finder’s fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

3.31 Repairs. Schedule 3.31 to the Schedule of Exceptions sets forth a complete list and a brief description of all repairs in excess of $2,500 (whether or not the costs associated with such repairs were covered by a warranty on the products or services) made by the Company in the twelve month period immediately preceding the date of this Agreement, resulting from any defect or deficiency with respect to any products designed, manufactured, assembled, repaired, maintained, delivered or installed by the Company.

3.32 Holding Company. The Company is not a “holding company”, a “subsidiary company” or an “affiliate” of a holding company”, as such terms are defined in the Federal Public Utility Holding Company Act of 1935, as amended, or an “investment company” or a company controlled by or acting on behalf of an “investment company”, as defined in the Federal Investment Company Act of 1940, as amended.

3.33 Insolvency. The distribution of the amounts set forth in that certain Mutual Rescission of Contracts Agreement, between the Company and the investors named therein, will not, after giving effect to the distribution, render the Company unable to pay its debts as they become due in the usual course of business or cause the Company’s total assets to be less than its total liabilities in accordance with RCW 23B.06.400.

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4. Representations and Warranties of LoJack. LoJack represents and warrants to the Company

4.1 Organization and Corporate Power. LoJack is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority (corporate and other) to execute and deliver and to carry out the transactions contemplated by this Agreement.

4.2 Due Authorization; Effect of Transaction. No provision of LoJack’s Articles of Organization or By-Laws, or of any agreement, instrument of understanding, or any judgment, decree, rule or regulation, to which LoJack is a party or by which it is bound, have been or will be violated by the execution by LoJack of this Agreement or the License Agreement or the performance or satisfaction of any agreement or condition herein contained upon its part to be performed or satisfied, and all requisite corporate and other authorizations for such execution, delivery, performance and satisfaction have been duly obtained. This Agreement and the License Agreement will upon execution and delivery be a legal, valid and binding obligation of LoJack, enforceable in accordance with its terms subject to laws of general application relating to bankruptcy, insolvency, and the relief of creditors’ rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies and limitations of public policy as applied to the Investor Rights Agreement, the Right of First Refusal Agreement and the Voting Agreement. LoJack is not in default in the performance, observance or fulfillment of any of the terms or conditions of its Articles of Organization or by-laws.

4.3 No Brokers or Finders. LoJack has not engaged or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of any of the parties to this Agreement or any of their affiliates to pay any finder’s fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

5. Representation and Warranties of the Series A Investors. Each Series A Investor hereby severally represents and warrants to the Company as follows:

5.1 Investment Intent; Blue Sky. The Series A Investor is acquiring the Shares, the Conversion Stock, the Common Warrants, and the Warrant Stock as applicable (collectively, the “Securities”) for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Series A Investor understands that such issuance has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Series A Investor’s investment intent and the accuracy of the Series A Investor’s representations as expressed herein. The Debt Holder’s address set forth on the Schedule of Investors and LoJack’s address set forth in Section 10.3 hereto represents the Series A Investor’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable “blue sky” laws.

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5.2 Rule 144. The Series A Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Series A Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit the limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for such shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a “brokers transaction” or in a transaction directly with a “market maker,” and the number of shares being sold during any three (3) month period not exceeding limitations specified in Rule 144.

5.3 No Public Market. The Series A Investor understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

5.4 Legends.

(a) The Series A Investor understands that the transfer of the Securities is restricted by applicable state and federal securities laws, and that the certificates representing such securities will be imprinted with legends substantially in the form as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO AN AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AGREEMENT AND A SECOND AMENDED AND RESTATED VOTING AGREEMENT, ALL BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES (AS DEFINED THEREIN) (THE “AGREEMENTS”) A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER, AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THE AGREEMENTS.”

(b) Any legend required by the blue sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

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5.5 Access to Information. The Series A Investor has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to review the Company’s financial statements. The Series A Investor has also had an opportunity to ask questions of officers of the Company, which questions, if asked, were answered to the Series A Investor’s satisfaction. The Series A Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects and were not a thorough or exhaustive description of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Series A Investors to rely thereon.

5.6 Investment Experience. The Series A Investor understands that the purchase of the Securities involves substantial risk. The Series A Investor (a) has experience as an investor in securities of companies in the development stage and acknowledges that the Series A Investor is able to fend for itself, can bear the economic risk of the Series A Investor’s investment in such Securities and has such knowledge and experience in financial or business matters that the Series A Investor is capable of evaluating the merits and risks of this investment in such Securities and protecting its own interests in connection with this investment, and/or (b) has a pre-existing personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Series A Investor to be aware of the character, business acumen and financial circumstances of such persons.

5.7 Authorization. The Series A Investor has the full power and authority to execute, deliver and perform its obligations under the Investors’ Rights Agreement, the Right of First Refusal Agreement, and the Voting Agreement, and to purchase and pay for the Securities. The Investors’ Rights Agreement, the Right of First Refusal Agreement and the Voting Agreement, when executed and delivered by the Series A Investor, shall constitute valid and binding obligations of the Series A Investor, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and other laws of general application affecting the enforcement of creditors’ rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies and limitations of public policy as applied to the Investors’ Rights Agreement, the Right of First Refusal Agreement and the Voting Agreement.

5.8 Accredited Investor. The Series A Investor is an “accredited investor” as defined by Rule 501(a) of Regulation D under the Securities Act.

5.9 Exculpation Among Series A Investors. Each Series A Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Series A Investor agrees that neither it nor any of its respective controlling persons, officers, directors, shareholders, partners, agents or employees of any other Series A Investor shall be liable to any other Series A Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

5.10 For Florida Investors Only. Each Series A Investor understands that any sale of shares of Series A Preferred or Series A-1 Preferred in Florida is voidable by the Series A Investor within three days after such Series A Investor first tenders consideration to the Company, an agent of the Company, or an escrow agent.

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6. Conditions to Closing of the Series A Investors. Each Series A Investor’s obligation to purchase the Shares and the Common Warrants, as applicable, is, unless waived by the Series A Investor, subject to the fulfillment by the Company of the following conditions as of a Closing:

6.1 Representations and Warranties Correct. The representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to a Closing shall have been performed or complied with.

6.3 Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or shall have the availability of exemptions there from, required by any state for the offer and sale of securities contemplated hereunder.

6.4 Authorizations. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of securities contemplated pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

6.5 Articles of Incorporation. The Restated Articles shall have been filed in the office of the Secretary of State of the State of Washington.

6.6 Transaction Documents. The Company shall have executed and delivered the License Agreement, Investors’ Rights Agreement, Right of First Refusal Agreement and Voting Agreement.

6.7 Nondisclosure Agreements. All employees and consultants of the Company shall have entered into the Company’s standard nondisclosure and invention assignment agreement.

6.8 Due Diligence. LoJack shall have completed its due diligence to its sole and absolute discretion.

6.9 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be satisfactory in form and substance to LoJack’s counsel, and the Series A Investors shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

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6.10 Directors. At Closing, the size of the Board of Directors shall be set at five (5) and the directors of the Company shall be Tom Wooters, Michael Umana, Robert Furtado, Denis duNann and Gerald T. Vento.

6.11 Secretary’s Certificate. Series A Investors shall receive a certificate of the Secretary or an Assistant Secretary of the Company dated the date of a Closing and certifying that: (a) attached is a certificate of existence certificate (including tax good standing) with respect to the Company from the State of Washington; (b) attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (c) attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors and the shareholders of the Company as applicable, authorizing the execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Shares and the Common Warrants and the reservation, issuance and delivery of the Conversion Stock and the Warrant Stock, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (d) that the Restated Articles has not been amended since the date of the last amendment referred to in Section 6.5 above; and (e) to the incumbency and specimen signature of each officer of the Company executing any of the Transaction Documents, the stock certificates representing the Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause.

6.12 Compliance Certificate. The Series A Investors shall receive a certificate of the President of the Company stating that the conditions specified in Sections 6.1 and 6.2 have been fulfilled.

6.13 Opinion of the Company’s Counsel. The Company shall have furnished LoJack with an opinion, dated as of the Closing Date, in form, scope and substance satisfactory to LoJack, of Cairncross and Hempelmann, PS, counsel for the Company (the “Company’s Counsel”), in the form attached as Exhibit N hereto.

6.14 Sale to Each Series A Investor. The Company shall have sold to each of the Series A Investors and shall have received payment for the shares of Series A Preferred Stock to be purchased by each Series A Investor in the aggregate amount of $4,836,466.

6.15 Delivery of Certificates for the Shares and Certificates Evidencing Common Warrants. The Company shall have delivered to each Series A Investor certificates evidencing the Series A Preferred, Series A-1 Preferred, and the Common Warrants, as applicable.

6.16 Legal Matters. All approvals of the Company’s Board of Directors and Shareholders, the Debt Holders and Tuna Investments, LLC necessary for the performance of the transactions contemplated by this Agreement shall have been obtained.

6.17 D&O Insurance. The Company shall have in place as of the Closing director and officer insurance in the amount of $1 million.

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7. Conditions to Closing of the Company. The Company’s obligation to sell and issue the securities contemplated hereunder is, unless waived in writing by the Company, subject to the fulfillment, on or before the Closing, of the following conditions:

7.1 Representations and Warranties Correct. The representations made in Section 4 and Section 5 above by the Series A Investors purchasing the Shares hereto, shall be true and correct in all material respects as of the Closing Date.

7.2 Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Series A Investors purchasing the Shares hereto, on or prior to such Closing shall have been performed or complied with.

7.3 Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the securities.

7.4 Legal Matters. All approvals of the Board of Directors and the Company’s shareholders, the Debt Holders and Tuna Investment, LLC necessary for performance of the transactions contemplated by this Agreement shall have been obtained, and all material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been reasonably approved by counsel to the Company.

7.5 Payment of Purchase Price. Each Debt Holder shall have delivered to the Company the purchase price for such Debt Holder’s applicable securities in the amount set forth opposite such Debt Holder’s name on the Schedule of Debt Holders and LoJack shall have delivered the LoJack Cash Purchase Price and the LoJack License Purchase Price for LoJack’s Series A Preferred, Series A-1 Preferred and Common Warrants.

7.6 Articles of Incorporation. The Restated Articles shall have been filed in the office of the Secretary of State of the State of Washington.

7.7 Transaction Documents. The Series A Investors shall have executed and delivered the Investors’ Rights Agreement, Right of First Refusal Agreement and Voting Agreement.

7.8 Authorizations. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

8. Covenants of the Company.

8.1 Quarterly Board Meetings. The Board of Directors shall hold quarterly meetings.

8.2 Expenses of Directors. The Company shall reimburse its directors for reasonable travel and other expenses incurred in connection with attendance at the Board of Directors meetings and other Company business, upon furnishing of appropriate documentation.

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8.3 Accounts and Records. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

8.4 Compensation Committee. At the next board meeting following the Closing, the Company shall form a compensation committee, which committee shall be comprised of at least two independent directors and shall make all decisions regarding stock option grants and management compensation.

8.5 Employment and Termination of Senior Management. The Company shall not hire anyone for employment in or terminate the employment of any Senior Management position within the Company without first getting the approval of two out of the three Series A Preferred Stock Directors on the Company’s Board of Directors. For purposes of this covenant only, “Senior Management” shall mean the following persons: (i) Chief Executive Officer, (ii) President, (iii) Chief Financial Officer, (iv) Chief Operating Officer, (v) Vice President of Sales, (vi) Chief Technology Officer, and (vii) LE/investigatory liaison.

8.6 Sarbanes Oxley Act Compliance.

(a) Company’s Obligations. In the event that the Company’s financial statements must be consolidated with LoJack’s financial statements, the Company shall ensure that it has adequate internal control processes in place to the extent necessary for LoJack and its directors and officers, in their capacities as such, to be in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Securities and Exchange Commission, in sufficient time to allow audit of controls for reporting with respect to the quarter ending on September 30, 2007.

(b) LoJack’s Obligations.

(i) In order to facilitate the Company’s meeting of its obligations set forth in subsection (a) hereof, LoJack shall timely provide the Company with access to the head of LoJack’s internal audit function.

(ii) LoJack shall pay any and all labor, materials, travel, meals and lodging and other costs and expenses incurred by any LoJack employee in connection with the performance of LoJack’s obligations under this Section 8.6(b), and any fees of Deloitte and Touche, or any subsequent external auditor hired by LoJack, for the audit of the Company’s controls.

(c) Company Audit. If at any time after the Closing LoJack determines, based on the size of the Company or otherwise, or as recommended by its external auditors, that LoJack is required to provide or include audited financial statements of the Company in its financial statements in order to be in compliance with the Sarbanes-Oxley Act or any related rule or regulation, then the Company shall provide such audited financial statements, audited by an external auditor, on an annual basis, beginning with the year in which LoJack first provides notice to the Company of such requirement.

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8.7 Termination of Covenants. The covenants of the Company set forth in this Section 8 shall terminate in all respects on the date of the closing of a firm commitment underwritten initial public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of the Company’s Common Stock, or at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, whichever shall occur first.

9. Indemnification.

9.1 Survival of Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall survive the Closing until the date that is twelve (12) months from the Closing Date; provided, however, that (i) the representations and warranties of the Company contained in Section 3.10 shall survive the Closing until thirty (30) calendar days after the expiration of the applicable statute of limitations governing such claims. Neither the period of survival nor the liability of the Company with respect to the Company’s representations and warranties shall be reduced by any investigation made, or any knowledge acquired (or capable of being acquired), at any time by or on behalf of the Series A Investors. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Losses (as defined below), or other remedy based on such representations, warranties, covenants, and obligations. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by the Series A Investor to the Company, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved.

9.2 Indemnification by the Company. The Series A Investors and their respective officers, directors, shareholders, employees, agents, successors and assigns as applicable (each a “Series A Investor Indemnified Party”) shall be indemnified and held harmless by the Company for any and all liabilities, losses, damages (including incidental, consequential, exemplary or punitive damages), claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys’ and consultants’ fees and expenses), actually suffered or incurred by them (including, without limitation, any action brought or otherwise initiated by any of them) (hereinafter a “Loss”), arising out of or resulting from the breach of any representation or warranty made by the Company contained in this Agreement or the Transaction Documents. To the extent that the Company’s undertakings set forth in this Section 9.2 may be unenforceable, the Company shall contribute the maximum amount that it is permitted to contribute under applicable law to the payment and satisfaction of all Losses incurred by a Series A Investor Indemnified Party (as defined herein).

9.3 Indemnification by each Series A Investor. The Company and its officers, directors, employees, agents, successors and assigns (each a “Company Indemnified Party”) shall be indemnified and held harmless by the Series A Investors for any and all Losses arising out of or resulting from the breach of any representation or warranty made by

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the Series A Investors contained in this Agreement or the Transaction Documents. To the extent that the Series A Investors’ undertakings set forth in this Section 9.3 may be unenforceable, the Series A Investors shall contribute the maximum amount that it is permitted to contribute under applicable law to the payment and satisfaction of all Losses incurred by a Company Indemnified Party.

9.4 Indemnification Procedures. A Series A Investor Indemnified Party or a Company Indemnified Party, as applicable (the “Indemnified Party”), shall give the Company Indemnifying Party or the Series A Investor Indemnified Party, as applicable (the “Indemnifying Party”), notice of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within sixty (60) days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations and liabilities of the Indemnifying Party under this Section 9 with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Section 9 (“Third Party Claims”) shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within thirty (30) days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Section 9 except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to any Indemnified Party otherwise than under this Section 9. If the Indemnifying Party acknowledges in writing the Indemnifying Party’s obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at his expense and through counsel of his choice if the Indemnifying Party gives notice of his intention to do so to the Indemnified Party within five (5) days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party, in its sole and absolute discretion, for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the

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Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

9.5 Limits on Indemnification. Notwithstanding anything to the contrary contained in this Agreement, the maximum amount of indemnifiable Losses which may be recovered from either the Company or any Series A Investor arising out of or resulting from the causes enumerated in Section 9.2 and Section 9.3, respectively, shall be an amount equal to Three Million Dollars ($3,000,000). The indemnification rights set forth in this Section 9 shall be the sole remedy of any party to this Agreement.

10. Miscellaneous.

10.1 Governing Law. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts as such laws are applied to agreements between or among Massachusetts residents entered into and to be performed entirely within Massachusetts.

10.2 Entire Agreement; Amendment. This Agreement (including all exhibits hereto) and the other documents delivered pursuant hereto (i) constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and (ii) supersedes in their entirety any written or oral statements made by the Series A Investors or the Company. This Agreement and any term hereof may be amended, waived, discharged or terminated by a written instrument signed by the Company and holders of more than fifty percent (50%) of the Shares, voting together; provided that such amendment or waiver will treat all holders of Shares in same manner, and provided further that if any such amendment or waiver would not treat all holders of Shares in the same manner, then such amendment or waiver shall also require the written consent of each holder of Shares.

10.3 Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt, shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

(a) if to a Debt Holder, to the address or fax number listed after such Debt Holder’s name on the Schedule of Investors attached hereto as Exhibit A or at such other address as such Debt Holder shall have furnished to the Company.

(b) If to LoJack, to:

LoJack Corporation

Westwood Executive Center

200 Lowder Brook Road

Suite 1000

Westwood, MA 02090

Attn: Chief Executive Officer and

     General Counsel

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with a copy to:

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Attn.: Susan M. Barnard, Esq.

(c) If to the Company, to:

SCIN, Inc.

2525 220th St. SE, Ste. #101

Bothell, WA 98021

Attn: Chief Executive Officer

or at such other address as the Company shall have furnished to the Series A Investors, with a copy to:

Cairncross & Hempelmann, P.S.

524 Second Avenue, Suite 500

Seattle, WA 98104-2323

Attn: Dwight Wheaton II, Esq.

Fax: (206) 587-2308

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally or by messenger, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for deposit of United States mail, addressed and mailed as aforesaid.

10.4 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of another party hereto under this Agreement shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party hereto, of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party hereto, shall be alternative and not cumulative.

10.5 Rights; Severability. Unless otherwise expressly provided herein, the rights of each Series A Investor hereunder are several rights and are not rights jointly held with any of the other Series A Investors.

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10.6 Expenses. Each party shall bear its own costs and expenses in connection with the transactions contemplated by this Agreement, the License Agreement and the Transaction Documents.

10.7 Severability. In the event any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect, with such provision being replaced with an enforceable provision closest in intent and economic effect to the severed provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of any party to this Agreement.

10.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

10.10 Legal Representation. In connection with this Agreement, the law firm of Cairncross & Hempelmann, P.S. has represented only the Company and has not represented any Series A Investor. Each Series A Investor acknowledges that it, he or she has been advised to consult with independent legal counsel before signing this Agreement and has had the opportunity to do so.

10.11 Confidentiality. Whether or not the transaction contemplated hereby are consummated, each of the parties hereto agrees to use commercially reasonable efforts to keep confidential any and all information and data with respect to the other party which it has received as a result of any investigation made in connection with this Agreement and which is not otherwise available to the parties; provided, however, that notwithstanding the foregoing each of the parties hereto shall be free to disclose any such information or data (a) to the extent required by applicable law (including without limitation the Hart-Scott-Rodino Act Anti-Trust Improvement Act, as amended) and (b) during the course of or in connection with any litigation, arbitration or other proceeding based upon or in connection with the subject matter of this Agreement; provided that any such disclosure would not be in violation of any other nondisclosure agreement between the Company and the disclosing Series A Investor.

10.12 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

[Remainder of Page is Blank; Signature Page Follows]

Preferred Stock Purchase Agreement	24

The parties have executed this Preferred Stock Purchase Agreement as of the date first written above.

SCIN, INC.,
a Washington corporation

By:	/s/ Mark Eppley
Name:	Mark Eppley
Its:	President

Address:	SCIN, Inc.
2525 220th St. SE, Ste. #101
Bothell, WA 98021

SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT

Preferred Stock Purchase Agreement

The parties have executed this Preferred Stock Purchase Agreement as of the date first written above.

INVESTORS:

LoJack Corporation

By:	/s/ Joseph F. Abely
Name:
Its:

Address:	LoJack Corporation
Westwood Executive Center
200 Lowder Brook Road, Suite 1000
Westwood, MA 02090

Fax: __________________________________
Telephone: ____________________________

SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT

Preferred Stock Purchase Agreement

SIGNATURE(S)

	Entity as Series A Investor		Individual as Series A Investor
X
Gerald T. Vento
	Print name as should appear In Company records		Print name as should appear in Company records

By:		X	/s/ Gerald T. Vento
	Signature		Signature
X

	Print Name and Title of Person Signing		Joint Series A Investor Signature

DATE: .

Ownership. Title to the Securities to be held in one of the following manners, as marked:

☐	Individual or Separate Property (if community property state, spouse must sign Addendum A)

☐	Joint Tenants with Right of Survivorship (each party must sign)

☐	Tenants in Common (each party must sign)

☐	Community Property (one spouse must sign)

☐	Corporation, Partnership or Limited Liability Company (authorized office, partner or manager must sign)

☐	Individual Retirement Account (“IRA”)/HR-10 (“Keogh”)/Other:

☐	Trust (exact name of trustee must be indicated)

☐	Other (specify)

Fiduciary                      Contact the Company immediately if purchasing in a fiduciary capacity for the benefit of an IRA, Keogh Plan or other Qualified Plan established under the Employee Retirement Income Security Act of 1974.

ACCEPTANCE OF STOCK PURCHASE AGREEMENT

The foregoing subscription is hereby accepted by SCIN, Inc. this 12th day of October     , 2006.

SCIN, Inc.

By:	/s/ Mark Eppley
Name:	Mark Eppley
Title:	President

SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT

Preferred Stock Purchase Agreement

SIGNATURE(S)

	Entity as Series A Investor		Individual as Series A Investor
X
Tuna Investments, LLC
	Print name as should appear In Company records		Print name as should appear in Company records

By:	/s/ Linwood A. Lacy, Jr.	X
	Signature		Signature
X
Linwood A. Lacy, Jr., Member
	Print Name and Title of Person Signing		Joint Series A Investor Signature

DATE: .

Ownership. Title to the Securities to be held in one of the following manners, as marked:

☐	Individual or Separate Property (if community property state, spouse must sign Addendum A)

☐	Joint Tenants with Right of Survivorship (each party must sign)

☐	Tenants in Common (each party must sign)

☐	Community Property (one spouse must sign)

☒	Corporation, Partnership or Limited Liability Company (authorized office, partner or manager must sign)

☐	Individual Retirement Account (“IRA”)/HR-10 (“Keogh”)/Other:

☐	Trust (exact name of trustee must be indicated)

☐	Other (specify)

Fiduciary                          Contact the Company immediately if purchasing in a fiduciary capacity for the benefit of an IRA, Keogh Plan or other Qualified Plan established under the Employee Retirement Income Security Act of 1974.

ACCEPTANCE OF STOCK PURCHASE AGREEMENT

The foregoing subscription is hereby accepted by SCIN, Inc. this 12th day of October     , 2006.

SCIN, Inc.

By:	/s/ Mark Eppley
Name:	Mark Eppley
Title:	President

SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT

Preferred Stock Purchase Agreement

SIGNATURE(S)

	Entity as Series A Investor		Individual as Series A Investor
X
The Klebe/Siepser Family Trust dtd 3/27/06
	Print name as should appear In Company records		Print name as should appear in Company records

By:	/s/ Steven Klebe	X
	Signature		Signature
X
Steven Klebe, Trustee
	Print Name and Title of Person Signing		Joint Series A Investor Signature

DATE: .

Ownership. Title to the Securities to be held in one of the following manners, as marked:

☐	Individual or Separate Property (if community property state, spouse must sign Addendum A)

☐	Joint Tenants with Right of Survivorship (each party must sign)

☐	Tenants in Common (each party must sign)

☐	Community Property (one spouse must sign)

☐	Corporation, Partnership or Limited Liability Company (authorized office, partner or manager must sign)

☐	Individual Retirement Account (“IRA”)/HR-10 (“Keogh”)/Other:

☒	Trust (exact name of trustee must be indicated)

☐	Other (specify)

Fiduciary                      Contact the Company immediately if purchasing in a fiduciary capacity for the benefit of an IRA, Keogh Plan or other Qualified Plan established under the Employee Retirement Income Security Act of 1974.

ACCEPTANCE OF STOCK PURCHASE AGREEMENT

The foregoing subscription is hereby accepted by SCIN, Inc. this              day of                     , 2006.

SCIN, Inc.

By:
Name:
Title:

SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT

Preferred Stock Purchase Agreement

SIGNATURE(S)

	Entity as Series A Investor		Individual as Series A Investor
X
The Dayton Family Trust of 1999
	Print name as should appear In Company records		Print name as should appear in Company records

By:	/s/ [illegible], business manager for Sky Dayton	X
	Signature		Signature
X
Sky Dayton, TTEE
	Print Name and Title of Person Signing		Joint Series A Investor Signature

DATE: .

Ownership. Title to the Securities to be held in one of the following manners, as marked:

☐	Individual or Separate Property (if community property state, spouse must sign Addendum A)

☐	Joint Tenants with Right of Survivorship (each party must sign)

☐	Tenants in Common (each party must sign)

☐	Community Property (one spouse must sign)

☐	Corporation, Partnership or Limited Liability Company (authorized office, partner or manager must sign)

☐	Individual Retirement Account (“IRA”)/HR-10 (“Keogh”)/Other:

☒	Trust (exact name of trustee must be indicated)

☐	Other (specify)

Fiduciary                      Contact the Company immediately if purchasing in a fiduciary capacity for the benefit of an IRA, Keogh Plan or other Qualified Plan established under the Employee Retirement Income Security Act of 1974.

ACCEPTANCE OF STOCK PURCHASE AGREEMENT

The foregoing subscription is hereby accepted by SCIN, Inc. this 12th day of October     , 2006.

SCIN, Inc.

By:	/s/ Mark Eppley
Name:	Mark Eppley
Title:	President

SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT

Preferred Stock Purchase Agreement

SIGNATURE(S)

	Entity as Series A Investor		Individual as Series A Investor
X
The 1996 Stafford Trust
	Print name as should appear In Company records		Print name as should appear in Company records

By:	/s/ Michael Simons	X
	Signature		Signature
X
Michael C. Simons, Trustee
	Print Name and Title of Person Signing		Joint Series A Investor Signature

DATE: .

Ownership. Title to the Securities to be held in one of the following manners, as marked:

☐	Individual or Separate Property (if community property state, spouse must sign Addendum A)

☐	Joint Tenants with Right of Survivorship (each party must sign)

☐	Tenants in Common (each party must sign)

☐	Community Property (one spouse must sign)

☐	Corporation, Partnership or Limited Liability Company (authorized office, partner or manager must sign)

☐	Individual Retirement Account (“IRA”)/HR-10 (“Keogh”)/Other:

☒	Trust (exact name of trustee must be indicated)

☐	Other (specify)

Fiduciary                      Contact the Company immediately if purchasing in a fiduciary capacity for the benefit of an IRA, Keogh Plan or other Qualified Plan established under the Employee Retirement Income Security Act of 1974.

ACCEPTANCE OF STOCK PURCHASE AGREEMENT

The foregoing subscription is hereby accepted by SCIN, Inc. this 12th day of October     , 2006.

SCIN, Inc.

By:	/s/ Mark Eppley
Name:	Mark Eppley
Title:	President

SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT

Preferred Stock Purchase Agreement

SIGNATURE(S)

	Entity as Series A Investor		Individual as Series A Investor
X
Robert Furtado
	Print name as should appear In Company records		Print name as should appear in Company records

By:		X	/s/ Robert Furtado
	Signature		Signature
X

	Print Name and Title of Person Signing		Joint Series A Investor Signature

DATE: .

Ownership. Title to the Securities to be held in one of the following manners, as marked:

☒	Individual or Separate Property (if community property state, spouse must sign Addendum A)

☐	Joint Tenants with Right of Survivorship (each party must sign)

☐	Tenants in Common (each party must sign)

☐	Community Property (one spouse must sign)

☐	Corporation, Partnership or Limited Liability Company (authorized office, partner or manager must sign)

☐	Individual Retirement Account (“IRA”)/HR-10 (“Keogh”)/Other:

☐	Trust (exact name of trustee must be indicated)

☐	Other (specify)

Fiduciary                      Contact the Company immediately if purchasing in a fiduciary capacity for the benefit of an IRA, Keogh Plan or other Qualified Plan established under the Employee Retirement Income Security Act of 1974.

ACCEPTANCE OF STOCK PURCHASE AGREEMENT

The foregoing subscription is hereby accepted by SCIN, Inc. this 12th day of October     , 2006.

SCIN, Inc.

By:	/s/ Mark Eppley
Name:	Mark Eppley
Title:	President

SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT

Preferred Stock Purchase Agreement

The schedules listed below have been omitted from the copy of this Agreement filed with the Securities and Exchange Commission. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.

EXHIBIT A	Schedule of Investors

EXHIBIT B	Restated Articles

EXHIBIT C	License Agreement

EXHIBIT D	Marketing and Law Enforcement Efforts

EXHIBIT E	Product Development Initiative

EXHIBIT F	Common Warrants

EXHIBIT G	Schedule of Exceptions

EXHIBIT H	Investors’ Rights Agreement

EXHIBIT I	Right of First Refusal Agreement

EXHIBIT J	Voting Agreement

EXHIBIT K-1	Pre Closing Capitalization

EXHIBIT K-2	Post-Financing Capitalization

EXHIBIT L	Financial Statements

EXHIBIT M	Employee Nondisclosure Agreement

EXHIBIT N	Company Counsel Opinion

Preferred Stock Purchase Agreement